UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017

SYNLOGIC, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37566	26-1824804
(Commission File No.)	(IRS Employer Identification No.)

Synlogic, Inc.

200 Sidney St., Suite 320

Cambridge, MA 02139

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 401-9947

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On August 28, 2017, Mirna Therapeutics, Inc., a Delaware corporation now known as Synlogic, Inc. (the “Company”) completed its merger with privately-held Synlogic, Inc. (“Private Synlogic”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated May 15, 2017, whereby one of the Company’s wholly owned subsidiaries merged with and into Private Synlogic, with Private Synlogic surviving as the Company’s wholly owned subsidiary (the “Merger”). In connection with the Merger, the Company changed its name from Mirna Therapeutics, Inc. to Synlogic, Inc.

On August 28, 2017, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to include the historical audited and unaudited financial statements of Private Synlogic and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 8.01	Other Events

For the general information of investors, the Company is filing herewith information that was previously disclosed as part of the prospectus contained in the Form S-4 registration statement (File No. 333-218885) relating to the Merger, as declared effective by the SEC on July 13, 2017. Specifically, filed herewith as Exhibits 99.1 and 99.2, respectively, are excerpts of the “Synlogic Business” and “Risk Factors” sections thereof, which are incorporated by reference herein. Such information is as of July 13, 2017 (unless an earlier date is indicated).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Private Synlogic as of and for the years ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.3. The unaudited financial statements of Private Synlogic as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016, are filed herewith as Exhibit 99.4. The consent of KPMG LLP, Private Synlogic’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and Private Synlogic as of and for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017 are filed herewith as Exhibit 99.5.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, Private Synlogic’s independent registered public accounting firm

99.1	“Synlogic Business” section excerpt from Registration Statement

99.2	“Risk Factors” section excerpt from Registration Statement

99.3	Audited financial statements of Private Synlogic as of and for the years ended December 31, 2016 and 2015

99.4	Unaudited financial statements of Private Synlogic as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016

99.5	Unaudited pro forma condensed combined financial information of the Company and Private Synlogic as of and for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNLOGIC, INC.

By:	/s/ Todd Shegog
Name:	Todd Shegog
Title:	Chief Financial Officer and Secretary

Dated: September 26, 2017